Exhibit 99.1

Investor Contact: John Heller — 952-229-7427 or ir@lifetimefitness.com

Media Contact: Jason Thunstrom — 952-229-7435 or pr@lifetimefitness.com

FOR IMMEDIATE RELEASE

LIFE TIME FITNESS ANNOUNCES FIRST QUARTER 2013 FINANCIAL RESULTS

Revenue Grew 8.3%, Net Income Grew 9.5% and Diluted EPS was $0.67

CHANHASSEN, Minn. (April 25, 2013) — Life Time Fitness, Inc. (NYSE: LTM), The Healthy Way of Life Company, today reported its financial results for the first quarter ended March 31, 2013.

First quarter 2013 revenue grew 8.3% to $290.7 million from $268.4 million during the same period last year. Net income for the quarter was $28.1 million, or $0.67 per diluted share, compared to net income of $25.7 million, or $0.62 per diluted share, for 1Q 2012.

“We delivered solid revenue, net income and earnings-per-share performance in the first quarter,” said Bahram Akradi, chairman, president and chief executive officer. “Our focus continues to be delivering on our member experience and connectivity objectives, while building our Healthy Way of Life Company and brand. Today, our wide range of interest-driven programs and services, and certified professionals help our members establish personalized health objectives and plans that allow them to achieve real, sustainable results. This has created a differentiated and powerful business model for Life Time that we believe positions us for long-term growth and success.”

In April, the Company opened its first center in Alabama, located in Vestavia Hills. Two additional centers are planned for opening in the second half of 2013, including Montvale, New Jersey and Reston, Virginia. These represent the Company’s third and fourth centers in New Jersey and Virginia, respectively. In 2014, plans call for six new center openings, led by locations in Harrison, New York and Laguna Niguel, California during the first quarter.

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Life Time Fitness First Quarter 2013 Results — Page  2

Three Months Ended March 31, 2013, Financial Highlights:

Total revenue for the first quarter grew 8.3% to $290.7 million from $268.4 million in 1Q 2012.

(Period-over-period growth)	1Q 2013 vs. 1Q 2012
(in millions except revenue per membership data)
Membership dues	$186.4 vs. $175.5	(up 6.2%)
In-center revenue	$92.0 vs. $84.6	(up 8.7%)
Other revenue	$9.0 vs. $4.4	(up 104.4%)
Average center revenue per Access membership	$404 vs. $382	(up 5.9%)
Average in-center revenue per Access membership	$134 vs. $124	(up 8.0%)
Same-center revenue (open 13 months or longer)	Up 3.5%
Same-center revenue (open 37 months or longer)	Up 3.0%

Total memberships grew 1.5% to 809,813 at March 31, 2013, from 797,640 at March 31, 2012.

•	Access memberships grew 0.6% to 708,563 at March 31, 2013, from 704,467 at March 31, 2012.

•	Non-Access memberships grew 8.7% to 101,250 at March 31, 2013, from 93,173 at March 31, 2012.

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Attrition in 1Q 2013 was 8.2% compared to 7.9% in the prior-year period. Attrition for the trailing 12-month period ended March 31, 2013, was 33.9% compared to trailing 12-month attrition of 31.7% at March 31, 2012. The year-over-year attrition increase was driven primarily by Non-Access membership terminations. The trailing 12-month attrition increase was driven primarily by Non-Access membership terminations and the Lifestyle Family Fitness acquisition.

Total operating expenses during 1Q 2013 were $238.4 million compared to $220.1 million for 1Q 2012.

•	Income from operations margin was 18.0% for 1Q 2013 and 1Q 2012.

(Expense as a percent of total revenue)	1Q 2013 vs. 1Q 2012
Center operations	58.5% vs. 59.9%
Advertising and marketing	3.8% vs. 3.9%
General and administrative	5.2% vs. 5.1%
Other operating	4.4% vs. 3.0%
Depreciation and amortization	10.1% vs. 10.1%

Net income for 1Q 2013 was $28.1 million, or $0.67 per diluted share, compared to net income of $25.7 million, or $0.62 per diluted share, for 1Q 2012.

EBITDA for 1Q 2013 was $82.0 million compared to $75.7 million in 1Q 2012.

•	As a percentage of total revenue, EBITDA in 1Q 2013 was 28.2% in 1Q 2013 and 1Q 2012.

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Life Time Fitness First Quarter 2013 Results — Page   3

Cash flows from operating activities for 1Q 2013 totaled $76.2 million compared to $73.9 million in 1Q 2012.

Weighted average fully diluted shares for 1Q 2013 totaled 41.6 million compared to 41.7 million in 1Q 2012.

Updated 2013 Business Outlook:

The following statements are based on the Company’s current expectations for fiscal year 2013 and incorporate 2013 operating trends. These 2013 expectations are subject to the risks and uncertainties further described in the Company’s forward-looking statements:

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Revenue is expected to be up 7-8%, or $1.205-1.220 billion (updated from $1.200-1.220 billion), driven primarily by price and mix optimization, square foot expansion, and growth in in-center and ancillary business revenue.

•	Net income is expected to be up 8.5-11%, or $121.0-124.0 million (updated from $120.0-124.0 million), driven by revenue growth and cost efficiencies.

•	Diluted earnings per common share is expected to be $2.87-2.95 (updated from $2.85-2.95).

As announced on April 18, 2013, the Company will hold a conference call today at 10:00 a.m. ET to discuss its first quarter 2013 results. Bahram Akradi, Michael Robinson, executive vice president and chief financial officer, and John Heller, senior director, investor relations & treasurer, will host the conference call. The conference call will be webcast and may be accessed via the Company’s Investor Relations section of its website at lifetimefitness.com. A replay of the call will be available the same day via the Company’s website beginning at approximately 2:00 p.m. ET.

Additionally, the Company will hold its Annual Meeting of Shareholders at 2:00 p.m. ET at its headquarters (2902 Corporate Place in Chanhassen, Minnesota). The meeting will be webcast and may be accessed live via the Company’s investor relations section of its website at lifetimefitness.com. A replay of the webcast will be available beginning at approximately 5:00 p.m. ET today, and remain available for 30 days.

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Life Time Fitness First Quarter 2013 Results — Page   4

About Life Time Fitness, Inc.

As The Healthy Way of Life Company, Life Time Fitness (NYSE: LTM) helps organizations, communities and individuals achieve their total health objectives, athletic aspirations and fitness goals by engaging in their areas of interest — or discovering new passions — both inside and outside of Life Time’s distinctive and large sports, professional fitness, family recreation and spa destinations, most of which operate 24 hours a day, seven days a week. The Company’s Healthy Way of Life approach enables customers to achieve this by providing the best programs, people and places of uncompromising quality and value. As of April 25, 2013, the Company operated 106 centers under the LIFE TIME FITNESS® and LIFE TIME ATHLETIC® brands in the United States and Canada. Additional information about Life Time centers, programs and services is available at lifetimefitness.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expressions. Forward-looking statements are subject to certain risks and uncertainties that could cause the Company’s actual results in the future to differ materially from its historical results and those presently anticipated or projected. Among these factors are attracting and retaining members, risks related to our debt levels and debt covenants, the ability to access our existing credit facility and obtain additional financing, strains on our business from continued and future growth, including potential acquisitions and other strategic initiatives, risks related to maintenance and security of our data, potential recognition of compensation expense related to performance-based stock grants, competition from other health and fitness centers, identifying and acquiring suitable sites for new centers, delays in opening new centers and other factors set forth in the risk factor section of the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission.

The Company cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date on which such statements were made. The Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. All remarks made during the Company’s preliminary financial results webcast will be current at the time of the webcast and the Company is under no obligation to update the recording.

Life Time Fitness First Quarter 2013 Results — Page   5

LIFE TIME FITNESS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,694	$16,499
Accounts receivable, net	8,376	9,272
Center operating supplies and inventories	29,132	27,240
Prepaid expenses and other current assets	28,941	26,826
Deferred membership origination costs	11,596	11,664
Deferred income taxes	2,193	8,813

Total current assets	93,932	100,314
PROPERTY AND EQUIPMENT, net	1,898,070	1,858,666
RESTRICTED CASH	2,362	2,087
DEFERRED MEMBERSHIP ORIGINATION COSTS	6,286	6,820
GOODWILL	39,762	37,176
OTHER ASSETS	66,354	67,111

TOTAL ASSETS	$2,106,766	$2,072,174

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$22,228	$12,603
Accounts payable	34,683	32,140
Construction accounts payable	34,898	25,208
Accrued expenses	66,305	63,333
Deferred revenue	41,810	34,753

Total current liabilities	199,924	168,037
LONG-TERM DEBT, net of current portion	676,631	691,867
DEFERRED RENT LIABILITY	23,120	22,490
DEFERRED INCOME TAXES	93,685	95,509
DEFERRED REVENUE	6,326	6,840
OTHER LIABILITIES	21,387	14,514

Total liabilities	1,021,073	999,257

SHAREHOLDERS’ EQUITY:
Common stock	862	864
Additional paid-in capital	432,852	447,912
Retained earnings	657,043	628,942
Accumulated other comprehensive income	(5,064)	(4,801)

Total shareholders’ equity	1,085,693	1,072,917

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,106,766	$2,072,174

Life Time Fitness First Quarter 2013 Results — Page   6

LIFE TIME FITNESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)

(Unaudited)

	For the Three Months Ended
	March 31,
	2013	2012
REVENUE:
Membership dues	$186,374	$175,470
Enrollment fees	3,396	3,954
In-center revenue	91,971	84,616

Total center revenue	281,741	264,040
Other revenue	9,006	4,407

Total revenue	290,747	268,447
OPERATING EXPENSES:
Center operations	169,962	160,715
Advertising and marketing	10,959	10,356
General and administrative	15,356	13,703
Other operating	12,834	8,391
Depreciation and amortization	29,262	26,960

Total operating expenses	238,373	220,125

Income from operations	52,374	48,322
OTHER INCOME (EXPENSE):
Interest expense, net of interest income	(6,129)	(6,277)
Equity in earnings of affiliate	346	373

Total other income (expense)	(5,783)	(5,904)

INCOME BEFORE INCOME TAXES	46,591	42,418
PROVISION FOR INCOME TAXES	18,490	16,746

NET INCOME	$28,101	$25,672

BASIC EARNINGS PER COMMON SHARE	$0.68	$0.62

DILUTED EARNINGS PER COMMON SHARE	$0.67	$0.62

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING — BASIC	41,295	41,174

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING — DILUTED	41,646	41,675

Life Time Fitness First Quarter 2013 Results — Page   7

LIFE TIME FITNESS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Three Months Ended
	March 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$28,101	$25,672
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,262	26,960
Deferred income taxes	4,582	5,360
Loss on disposal of property and equipment, net	(228)	(2)
Amortization of deferred financing costs	505	503
Share-based compensation	2,830	3,878
Excess tax benefit related to share-based compensation	(4,657)	(8,118)
Changes in operating assets and liabilities	16,645	19,789
Other	(809)	(139)

Net cash provided by operating activities	76,231	73,903

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(59,145)	(38,477)
Acquisitions, net of cash acquired	—	(6,578)
Proceeds from sale of property and equipment	555	363
Proceeds from property insurance settlements	121	670
Increase in other assets	(730)	(172)
Increase in restricted cash	(275)	(177)

Net cash used in investing activities	(59,474)	(44,371)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term borrowings	75,000	—
Repayments of long-term borrowings	(1,696)	(1,441)
Repayments of revolving credit facility, net	(78,400)	(34,600)
Increase in deferred financing costs	(465)	(10)
Excess tax benefit related to share-based compensation	4,657	8,118
Proceeds from stock option exercises	872	1,972
Proceeds from employee stock purchase plan	414	388
Stock purchased for employee stock purchase plan	(569)	(649)
Repurchases of common stock	(19,349)	—

Net cash used in financing activities	(19,536)	(26,222)

Effect of exchange rates on cash and cash equivalents	(26)	—

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,805)	3,310
CASH AND CASH EQUIVALENTS – Beginning of period	16,499	7,487

CASH AND CASH EQUIVALENTS – End of period	$13,694	$10,797

Life Time Fitness First Quarter 2013 Results — Page   8

Non-GAAP Financial Measures

This release and the related conference call disclose certain non-GAAP financial measures.

EBITDA. Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA) is a non-GAAP measure consisting of net income plus interest expense, net, provision for income taxes and depreciation and amortization. This term, as the Company defines it, may not be comparable to a similarly titled measure used by other companies and is not a measure of performance presented in accordance with GAAP. The Company uses EBITDA as a measure of operating performance. The funds depicted by EBITDA are not necessarily available for discretionary use if they are reserved for particular capital purposes, to maintain compliance with debt covenants, to service debt or to pay taxes. EBITDA should not be considered as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP. Additional details related to EBITDA are provided in the Form 8-K that the Company filed with the Securities and Exchange Commission on the date of this press release. The following table provides a reconciliation of net income, the most directly comparable GAAP measure, to EBITDA:

RECONCILIATION OF NET INCOME TO EBITDA

(In thousands)

(Unaudited)

	For the Three Months Ended
	March 31,
	2013	2012
Net income	$28,101	$25,672
Interest expense, net	6,129	6,277
Provision for income taxes	18,490	16,746
Depreciation and amortization	29,262	26,960

EBITDA	$81,982	$75,655

Free Cash Flow. Free cash flow is a non-GAAP measure consisting of net cash provided by operating activities, less purchases of property and equipment, excluding acquisitions. This term, as the Company defines it, may not be comparable to a similarly titled measure used by other companies and does not represent the total increase or decrease in the cash balance presented in accordance with GAAP. The Company uses free cash flow as a measure of cash generated after spending on property and equipment. Free cash flow should not be considered as a substitute for net cash provided by operating activities prepared in accordance with GAAP. Additional details related to free cash flow are provided in the Form 8-K that the Company filed with the Securities and Exchange Commission on the date of this press release. The following table provides a reconciliation of net cash provided by operating activities, the most directly comparable GAAP measure, to free cash flow:

Life Time Fitness First Quarter 2013 Results — Page   9

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended
	March 31,
	2013	2012
Net cash provided by operating activities	$76,231	$73,903
Less: Purchases of property and equipment	(59,145)	(38,477)

Free cash flow	$17,086	$35,426

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